UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2021

XILINX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive,
San Jose,
California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

 (Former name or former address, if changed since last report: N/A)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	XLNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 7, 2021, Xilinx, Inc. (“Xilinx”) held a special meeting of its stockholders (the “Special Meeting”) via live webcast to consider and vote on the following proposals: (1) to adopt the Agreement and Plan of Merger, dated as of October 26, 2020, as it may be amended from time to time, by and among Advanced Micro Devices, Inc. (“AMD”), Thrones Merger Sub, Inc., a wholly owned subsidiary of AMD, and Xilinx (such agreement, the “Merger Agreement,” and such proposal, the “Xilinx Merger Proposal”); (2) to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Xilinx named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (“Xilinx Compensation Proposal”); and (3) to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Xilinx Merger Proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to the Xilinx stockholders (“Xilinx Adjournment Proposal”).

The final results for each proposal are set forth below:

1.	Xilinx Merger Proposal
	Votes For	Votes Against	Abstentions
	174,307,622	637,898	52,910

2.	Xilinx Compensation Proposal
	Votes For	Votes Against	Abstentions
	167,641,203	6,759,770	597,270

3.	Xilinx Adjournment Proposal
	Votes For	Votes Against	Abstentions
	160,222,573	14,616,833	159,012

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the Xilinx Merger Proposal and no additional time was required to timely provide any supplement or amendment to the joint proxy statement/prospectus to the Xilinx stockholders.

Item 8.01 Other Events

On April 7, 2021, Xilinx and AMD issued a joint press release announcing the voting results of the Special Meeting and the special meeting of AMD shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Joint Press Release of Xilinx, Inc. and Advanced Micro Devices, Inc., dated April 7, 2021
104	Cover Page Interactive Data File (the Cover Page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: April 8, 2021	By:	/s/ Catia Hagopian
Catia Hagopian
Senior Vice President, General Counsel and Secretary